------------------------------------------------------------------------------


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): August 12, 2002


                       COMDISCO HOLDING COMPANY, INC.
        (as successor to Comdisco, Inc., Commission File No. 1-7725)
-------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


    DELAWARE                               N/A                  54-2066534
-------------------------------------------------------------------------------
(State or other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


              6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS         60018
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code)     (847) 698-3000
                                                   ----------------------------


                                    N/A
-------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.  Other Events.


         On August 13, 2002, Comdisco Holding Company, Inc. issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that August 12, 2002, was the effective date of the First Amended Joint Plan of Reorganization of Comdisco, Inc. and its Affiliated Debtors and Debtors-In-Possession, dated June 13, 2002, and confirmed by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, on July 30, 2002.


Item 7.  Financial Statements and Exhibits.

Exhibit No.   Description

     99.1     Press release of Comdisco Holding Company, Inc., dated
              August 13, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMDISCO HOLDING COMPANY, INC.


Dated: August 14, 2002              By:  /s/ Robert E.T. Lackey
                                         -------------------------------------
                                         Name:  Robert E.T. Lackey
                                         Title: Executive Vice President, Chief
                                                Legal Officer and Secretary




                               EXHIBIT INDEX

Exhibit No.       Description

     99.1         Press release of Comdisco Holding Company, Inc., dated
                  August 13, 2002.